STATE STREET INSTITUTIONAL FUNDS

State Street Institutional U.S. Equity Fund

State Street Institutional Premier Growth Equity Fund

State Street Institutional Small-Cap Equity Fund

State Street Institutional S&P 500 Index Fund

State Street Institutional International Equity Fund

State Street Institutional Income Fund

State Street Institutional Strategic Investment Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 27, 2017

to the Statement of Additional Information (“SAI”)

dated April 30, 2017, as supplemented

1)	State Street Institutional Premier Growth Equity Fund

William D. Sandow will join David B. Carlson as a co-portfolio manager for the State Street Institutional Premier Growth Equity Fund on September 1, 2017. Accordingly, effective September 1, 2017, the SAI is revised as follows:

In the sub-section entitled “Portfolio Managers – Other Accounts Managed” within the section entitled “Management of the Trust” beginning on page 62 of the SAI, the following is added to and supplements the information in the table regarding other accounts managed by the portfolio managers of the State Street Institutional Premier Growth Equity Fund:

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Premier Fund

William D. Sandow†	3 Other Registered Investment Companies with $325.1 million in total assets managed.[1]	0 Other Pooled Investment Vehicles with $0 in total assets managed.[1]	2 Other Accounts with $28.5 million in total assets managed.[1]	None

†	Information for Mr. Sandow is provided as of June 30, 2017.
[1]	Asset amounts include only the portion of each account’s total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.

2)	All Funds

Effective immediately, on page 93 of the SAI, the third paragraph of the sub-section entitled “How to Buy Shares” within the section entitled “Purchase, Redemption and Exchange of Shares” is deleted in its entirety and replaced with the following:

For the initial investment, investors may purchase shares in amounts of $5 million or more with either cash or investment securities acceptable to the relevant Fund. The Fund will inform investors of the securities acceptable to the Fund. The securities will be accepted by the Fund at their market value in return for Fund shares of equal value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE